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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02090
Invesco Van Kampen Bond Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Bond Fund
NYSE: VBF

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
20	Financial Statements
23	Financial Highlights
23	Notes to Financial Statements
30	Auditor’s Report
31	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Bond Fund has changed to February 28. Therefore, the period covered by this report is from June 30, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities by the total number of common shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the Fund provided positive absolute returns for the period, with allocation to high yield corporate bonds as a major contributor. On a market price basis, the Fund’s return was negative, reflecting increased selling pressure from waning investor demand for longer duration fixed income assets.

Performance
Cumulative total returns, 6/30/10 to 2/28/11

Fund at NAV	5.30%

Fund at Market Value	-3.69

Barclays Capital Baa U.S. Corporate Bond Index▼	5.07

Market Price Discount to NAV as of 2/28/11	-8.91

▼Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in fixed–rate U.S. investment grade corporate bonds with flexibility to incorporate up to 20% in non-investment grade and non-dollar securities, as well as foreign sovereign and corporate securities (both developed and emerging markets). We also may invest in government securities, asset-backed securities (ABS), commercial mortgage backed securities (CMBS) and residential mortgage backed securities (MBS). The Fund also may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to, interest rate futures and credit default swaps.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team.

Top Five Holdings

1. International Lease Finance Corp.	1.6%

2. Prudential Financial, Inc.	1.6

3. Anheuser-Busch InBev Worldwide, Inc.	1.5

4. CVS Pass-Through Trust	1.4

5. Credit Suisse New York	1.4
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Portfolio Composition
By security type

Corporate Bonds	95.6%

Municipal Bonds	1.8

Collateralized Mortgage Obligations	1.8

U.S. Government Agency Obligations	0.1

Other Assets Less Liabilities	0.7

Total Net Assets	$227.8 million

Total Number of Holdings	374

We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic analysis and bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example: duration, yield curve positioning or sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s eight-month reporting period, indicating that it potentially has transitioned from a contraction phase economy into an expansionary one. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low, in a range of zero to 0.25%.1 Real gross domestic product registered positive growth during the reporting period with quarterly increases of 2.6% and 3.1% for the third and fourth quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. Although labor markets improved as layoffs moderated, new hiring remained

2 Invesco Van Kampen Bond Fund

quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 and early 2011 to a rate of 8.9% nationwide as of February 2011.3
     While bond market volatility increased during the reporting period, the U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated a positive total return of 1.52% for the reporting period. Each of the major components that make up the Barclays Capital U.S. Aggregate Index also had positive total returns for the period, including the Barclays Capital U.S. Government Index, 0.06%; the Barclays Capital U.S. Credit Index, 3.65%; and the Barclays Capital Mortgage Backed Securities Index, 1.18%.4 Slow but positive economic growth, avoidance of a double-dip recession, recovery in corporate financial health, strong demand for government and investment grade corporate bonds and low overall interest rates, contributed to the positive environment for fixed income investing. In November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. As the reporting period came to a close, turmoil in the Middle East and Africa had little impact on the fixed income market, causing only a slight widening in credit spreads.
     With this economic environment as a backdrop, the Fund generated positive returns for the eight-month period on an NAV basis. However, selling pressure from waning investor demand for longer duration fixed income assets was a contributing factor to the negative returns realized during this same period on a market value basis.
     For the reporting period, sector and security selection contributed to performance. Increased sector allocations to high yield and emerging market credits, as well as tactical exposure to CMBS, were some of the most beneficial investment decisions as each of these sectors were top performers for the reporting period. An emphasis on financials and a conscious effort to deemphasize consumer non-cyclicals were also beneficial to the Fund’s returns. The Fund’s exposure to taxable municipal bonds, consumer cyclicals and the energy sector delivered positive absolute returns.
     Favorable security selection, from holding a relatively large percentage of lower quality investment grade bonds (rated BBB), benefited Fund performance, as lower quality bonds outperformed higher quality credit over the reporting period. Additional notable security performance was realized among holdings in the telecommunication services/ media/technology, basic industries/ capital goods, consumer cyclicals and transports sectors.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk/ return expectations. A sustained, extended duration posture was detrimental to returns as rates rose during the reporting period. Yield curve positioning had a slightly negative effect, but we avoided the worst of the negative consequences of rising rates by emphasizing the 10–year area of the curve rather than longer maturities. U.S. Treasury futures contracts were an important tool used in the management of our targeted portfolio duration.
     Thank you for investing in Invesco Van Kampen Bond Fund and for sharing our long-term investment horizon.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics

4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2010. Mr. Burge has been associated with Invesco or its investment advisory affiliates since 2002. He earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2010. Mr. Craddock has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. with honors in mechanical engineering from Clemson University and an M.B.A. in finance from Georgia Tech’s Dupree School of Management.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Bond Fund. He has been responsible for the Fund since 2011. Mr. Ehret has been associated with Invesco or its investment advisory affiliates since 2001. He earned a B.S. in economics with a minor in statistics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.

3 Invesco Van Kampen Bond Fund

Invesco Van Kampen Bond Fund’s investment objective is to seek interest income while conserving capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital Baa U.S. Corporate Bond Index is the Baa component of the Barclays Capital U.S. Corporate Investment Grade Index.

■	The Barclays Capital U.S. Corporate Investment Grade Index consists of publicly issued, fixed rate, non convertible, investment grade debt securities.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed rate bond market.

■	The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.

■	The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.

■	The Barclays Capital Mortgage Backed Securities Index is an unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VBF

4 Invesco Van Kampen Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Fund, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if your Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 per share fee and applicable per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen Bond Fund

Schedule of Investments

February 28, 2011

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Corporate Bonds–95.6%
Advertising–0.6%
WPP Finance UK PLC (United Kingdom)	8.000%	09/15/14	$1,080	$1,256,877

Aerospace & Defense–0.7%
Alliant Techsystems, Inc.	6.875%	09/15/20	35	36,400

Bombardier, Inc. (Canada)(a)	7.500%	03/15/18	225	244,406

Bombardier, Inc. (Canada)(a)	7.750%	03/15/20	455	498,225

L-3 Communications Corp.	4.950%	02/15/21	385	390,732

Raytheon Co.	1.625%	10/15/15	305	292,066

Spirit Aerosystems, Inc.	6.750%	12/15/20	25	25,750

				1,487,579

Agricultural Products–0.6%
Cargill, Inc.(a)	5.600%	09/15/12	600	641,239

Corn Products International, Inc.	3.200%	11/01/15	460	461,432

Corn Products International, Inc.	6.625%	04/15/37	300	313,698

				1,416,369

Airlines–1.5%
America West Airlines Pass Through Trust	7.100%	04/02/21	381	386,579

American Airlines Pass Through Trust, Class B(a)	7.000%	01/31/18	830	832,075

Continental Airlines Pass Through Trust, Class B	6.000%	01/12/19	770	771,925

Delta Air Lines, Inc.(a)	12.250%	03/15/15	75	86,250

Delta Air Lines Pass Through Trust, Class A	4.950%	11/23/19	500	509,375

Delta Air Lines Pass Through Trust, Class A	6.200%	07/02/18	553	589,763

Delta Air Lines Pass Through Trust, Class B(a)	6.375%	01/02/16	15	14,963

Delta Air Lines Pass Through Trust, Class B(a)	6.750%	11/23/15	20	19,975

US Airways Pass Through Trust, Class C	6.820%	02/23/17	88	81,584

				3,292,489

Alternative Carriers–0.2%
Cogent Communications Group, Inc.(a)	8.375%	02/15/18	25	26,000

Hughes Network Systems LLC	9.500%	04/15/14	120	125,550

Intelsat Subsidiary Holding Co., Ltd. (Bermuda)	8.500%	01/15/13	202	204,525

Level 3 Communications, Inc.(a)	11.875%	02/01/19	35	34,212

Level 3 Financing, Inc.	9.250%	11/01/14	60	62,175

				452,462

Apparel, Accessories & Luxury Goods–0.0%
Hanesbrands, Inc.	6.375%	12/15/20	40	38,900

Phillips-Van Heusen Corp.	7.375%	05/15/20	55	58,850

				97,750

Asset Management & Custody Banks–0.2%
State Street Capital Trust III(b)	8.250%	01/29/49	435	438,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Auto Parts & Equipment–0.0%
Dana Holding Corp.	6.500%	02/15/19	$15	$15,187

Dana Holding Corp.	6.750%	02/15/11	10	10,213

Tenneco, Inc.(a)	6.875%	12/15/20	75	78,000

				103,400

Automobile Manufacturers–0.1%
Ford Motor Credit Co., LLC	7.450%	07/16/31	205	224,988

Automotive Retail–1.3%
Advance Auto Parts, Inc.	5.750%	05/01/20	1,600	1,682,000

AutoZone, Inc.	6.500%	01/15/14	675	755,706

O’Reilly Automotive, Inc.	4.875%	01/14/21	405	401,436

				2,839,142

Brewers–1.5%
Anheuser-Busch InBev Worldwide, Inc.	3.000%	10/15/12	2,000	2,059,752

Anheuser-Busch InBev Worldwide, Inc.	4.375%	02/15/21	1,100	1,102,360

Anheuser-Busch InBev Worldwide, Inc.(a)	8.200%	01/15/39	120	162,126

				3,324,238

Broadcasting–1.8%
CBS Corp.	8.875%	05/15/19	570	718,929

COX Communications, Inc.	6.750%	03/15/11	820	821,833

COX Communications, Inc.(a)	8.375%	03/01/39	305	396,387

Discovery Communications LLC	3.700%	06/01/15	2,000	2,077,677

				4,014,826

Building Products–0.1%
Building Materials Corp. of America(a)	7.500%	03/15/20	65	68,087

Ply Gem Industries, Inc.(a)	8.250%	02/15/18	25	25,813

USG Corp.	9.750%	01/15/18	35	37,275

				131,175

Cable & Satellite–3.8%
Comcast Corp.	5.700%	05/15/18	1,545	1,694,758

Comcast Corp.	6.450%	03/15/37	580	601,134

Comcast Corp.	6.500%	01/15/15	500	565,726

CSC Holdings, Inc.	7.625%	07/15/18	250	276,250

DirecTV Holdings LLC	7.625%	05/15/16	2,100	2,320,500

Time Warner Cable, Inc.	5.875%	11/15/40	800	758,009

Time Warner Cable, Inc.	6.550%	05/01/37	310	322,006

Time Warner Cable, Inc.	6.750%	07/01/18	685	788,074

Time Warner Cable, Inc.	8.250%	04/01/19	295	363,897

Time Warner Cable, Inc.	8.750%	02/14/19	455	573,459

Virgin Media Secured Finance PLC (United Kingdom)(a)	5.250%	01/15/21	420	420,188

XM Satellite Radio, Inc.(a)	7.625%	11/01/18	50	53,062

				8,737,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Casinos & Gaming–0.2%
CityCenter Holdings LLC / CityCenter Finance Corp.(a)(c)	10.750%	01/15/17	$15	$15,769

MGM Resorts International	6.625%	07/15/15	270	259,200

MGM Resorts International(a)	10.000%	11/01/16	20	21,450

Snoqualmie Entertainment Authority(a)(b)	4.203%	02/01/14	10	9,175

Snoqualmie Entertainment Authority(a)	9.125%	02/01/15	85	86,062

Wynn Las Vegas LLC	7.875%	11/01/17	65	69,550

Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	08/15/20	30	31,950

				493,156

Coal & Consumable Fuels–0.2%
Arch Coal, Inc.	7.250%	10/01/20	500	536,250

Communications Equipment–0.1%
Avaya, Inc.(a)	7.000%	04/01/19	60	59,699

Juniper Networks, Inc.	5.950%	03/15/41	270	269,879

				329,578

Computer & Electronics Retail–0.0%
Rent-A-Center, Inc.(a)	6.625%	11/15/20	75	74,813

Construction & Engineering–0.1%
Dycom Investments, Inc.(a)	7.125%	01/15/21	20	20,500

Great Lakes Dredge & Dock Corp.(a)	7.375%	02/01/19	15	15,300

MasTec, Inc.	7.625%	02/01/17	50	51,000

Tutor Perini Corp.(a)	7.625%	11/01/18	65	67,681

				154,481

Construction & Farm Machinery & Heavy Trucks–0.1%
Navistar International Corp.	8.250%	11/01/21	100	110,750

Construction Materials–0.8%
CRH America, Inc.	6.000%	09/30/16	720	775,739

CRH America, Inc.	8.125%	07/15/18	315	370,197

Holcim US Finance Sarl & Cie SCS (Luxembourg)(a)	6.000%	12/30/19	455	477,622

Texas Industries, Inc.	9.250%	08/15/20	115	125,637

				1,749,195

Consumer Finance–2.7%
American Express Co.	8.125%	05/20/19	1,550	1,935,234

Capital One Bank USA NA	8.800%	07/15/19	645	817,554

Capital One Capital VI	8.875%	05/15/40	600	639,750

SLM Corp.	5.000%	10/01/13	1,930	2,009,059

SLM Corp.	6.250%	01/25/16	745	770,003

				6,171,600

Department Stores–1.0%
Macy’s Retail Holdings, Inc.	5.350%	03/15/12	2,000	2,070,000

Sears Holdings Corp.(a)	6.625%	10/15/18	150	147,375

				2,217,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Distillers & Vintners–0.0%
Constellation Brands, Inc.	7.250%	05/15/17	$60	$64,800

Diversified Banks–9.7%
ABN Amro Bank NV (Netherlands)(a)	3.000%	01/31/14	1,000	996,711

Ally Financial, Inc.(a)	7.500%	09/15/20	205	224,987

Barclays Bank PLC (United Kingdom)	5.140%	10/14/20	520	505,661

Barclays Bank PLC (United Kingdom)(a)	6.050%	12/04/17	335	347,808

Barclays Bank PLC (United Kingdom)	6.750%	05/22/19	1,280	1,443,961

Credit Agricole SA (France)(a)(b)	8.375%	10/29/49	1,200	1,279,549

Credit Suisse (Switzerland)	5.400%	01/14/20	475	481,208

Credit Suisse New York (Switzerland)	6.000%	02/15/18	230	245,983

Groupe BPCE (France)(a)	2.375%	10/04/13	775	771,745

Hana Bank (Republic of Korea (South Korea))(a)	4.500%	10/30/15	1,075	1,099,419

HBOS PLC (United Kingdom)(a)	6.750%	05/21/18	1,080	1,020,597

HSBC Bank PLC (United Kingdom)(a)	4.125%	08/12/20	1,275	1,238,127

HSBC Bank USA NA	4.875%	08/24/20	250	245,698

HSBC Finance Corp.(a)	6.676%	01/15/21	957	1,006,950

Korea Development Bank (Republic of Korea (South Korea))	4.375%	08/10/15	1,135	1,164,929

Lloyds TSB Bank PLC (United Kingdom)	4.875%	01/21/16	875	890,687

Lloyds TSB Bank PLC (United Kingdom)(a)	5.800%	01/13/20	690	687,657

Lloyds TSB Bank PLC (United Kingdom)(a)	6.500%	09/14/20	540	521,853

Rabobank Nederland NV (Netherlands)(a)(b)	11.000%	06/29/49	210	273,960

Royal Bank of Scotland Group PLC (United Kingdom)	6.400%	10/21/19	760	778,235

Royal Bank of Scotland PLC (United Kingdom)	4.875%	03/16/15	1,160	1,196,852

Santander US Debt SA Unipersonal (Spain)(a)	2.991%	10/07/13	500	485,150

Santander US Debt SA Unipersonal (Spain)(a)	3.724%	01/20/15	800	772,280

Societe Generale (France)(a)	2.500%	01/15/14	600	597,212

Standard Chartered Bank (United Kingdom)(a)	6.400%	09/26/17	800	871,676

Standard Chartered PLC (United Kingdom)(a)	3.850%	04/27/15	270	277,225

US Bancorp	2.000%	06/14/13	625	634,901

VTB Bank Via VTB Capital SA (Luxembourg)(a)	6.551%	10/13/20	875	877,328

Wachovia Capital Trust I(a)	7.640%	01/15/27	1,130	1,159,662

				22,098,011

Diversified Capital Markets–1.8%
Credit Suisse New York (Switzerland)	5.300%	08/13/19	2,785	2,931,310

UBS AG Stamford Branch (Switzerland)	5.875%	12/20/17	985	1,088,369

				4,019,679

Diversified Chemicals–1.1%
Dow Chemical Co.	4.250%	11/15/20	2,500	2,410,266

Diversified Metals & Mining–2.3%
Anglo American Capital PLC (United Kingdom)(a)	9.375%	04/08/19	660	878,111

Freeport-McMoRan Cooper & Gold, Inc.	8.375%	04/01/17	1,320	1,463,138

Rio Tinto Finance USA Ltd. (Australia)	9.000%	05/01/19	1,750	2,314,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Diversified Metals & Mining–(continued)

Southern Copper Corp.	5.375%	04/16/20	$230	$241,421

Southern Copper Corp.	6.750%	04/16/40	335	348,483

				5,245,515

Diversified REIT’s–0.2%
Qatari Diar Finance QSC (Qatar)(a)	5.000%	07/21/20	545	534,484

Drug Retail–1.4%
CVS Pass-Through Trust(a)	5.773%	01/10/33	1,687	1,714,010

CVS Pass-Through Trust	6.036%	12/10/28	1,273	1,333,731

CVS Pass-Through Trust(a)	8.353%	07/10/31	199	235,438

				3,283,179

Electric Utilities–3.4%
DCP Midstream LLC(a)	9.700%	12/01/13	1,500	1,755,262

DCP Midstream LLC(a)	9.750%	03/15/19	500	649,114

Enel Finance International SA (Luxembourg)(a)	5.125%	10/07/19	820	824,812

Enel Finance International SA (Luxembourg)(a)	5.700%	01/15/13	500	530,167

Entergy Gulf States Louisiana LLC	5.590%	10/01/24	650	689,812

Ohio Power Co.	5.375%	10/01/21	350	375,717

Southern Co.	2.375%	09/15/15	400	396,583

Southern Power Co.	4.875%	07/15/15	1,175	1,270,694

Spectra Energy Capital LLC	8.000%	10/01/19	225	275,170

Virginia Electric & Power Co.	8.875%	11/15/38	595	873,323

				7,640,654

Electrical Components & Equipment–0.0%
Polypore International, Inc.(a)	7.500%	11/15/17	30	31,313

Electronic Components–0.3%
Corning, Inc.	6.625%	05/15/19	140	161,912

Corning, Inc.	7.250%	08/15/36	490	558,631

				720,543

Electronic Manufacturing Services–0.1%
Jabil Circuit, Inc.	5.625%	12/15/20	150	147,750

Environmental & Facilities Services–0.6%
Waste Management, Inc.	4.600%	03/01/21	680	683,936

Waste Management, Inc.	5.000%	03/15/14	645	697,812

				1,381,748

Food Retail–1.0%
Kroger Co.	5.400%	07/15/40	1,350	1,280,049

Safeway, Inc.	3.950%	08/15/20	1,000	954,570

				2,234,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Gold–0.6%
Gold Fields Orogen Holding Ltd. (British Virgin Islands)(a)	4.875%	10/07/20	$1,000	$957,450

Newmont Mining Corp.	6.250%	10/01/39	475	503,931

				1,461,381

Health Care Distributors–0.3%
McKesson Corp.	3.250%	03/01/16	155	156,286

McKesson Corp.	4.750%	03/01/21	205	208,796

McKesson Corp.	6.000%	03/01/41	410	420,415

				785,497

Health Care Equipment–1.6%
Boston Scientific Corp.	4.500%	01/15/15	1,445	1,491,551

Boston Scientific Corp.	6.000%	01/15/20	1,400	1,471,449

CareFusion Corp.	4.125%	08/01/12	600	623,069

				3,586,069

Health Care Facilities–0.1%
HCA, Inc.	7.875%	02/15/20	155	171,275

Tenet Healthcare Corp.	9.250%	02/01/15	30	33,150

				204,425

Health Care Services–0.7%
Express Scripts, Inc.	5.250%	06/15/12	1,585	1,666,262

Health Care Technology–0.0%
MedAssets, Inc.(a)	8.000%	11/15/18	85	87,763

Home Furnishings–0.0%
American Standard Americas(a)	10.750%	01/15/16	40	42,900

Home Improvement Retail–0.7%
Home Depot, Inc.	5.875%	12/16/36	800	809,246

Lowe’s Cos, Inc.	3.750%	04/15/21	795	771,453

				1,580,699

Homebuilding–0.0%
Beazer Homes USA, Inc.	6.875%	07/15/15	20	19,925

Beazer Homes USA, Inc.	8.125%	06/15/16	20	20,375

				40,300

Hotels, Resorts & Cruise Lines–0.6%
Hyatt Hotels Corp.(a)	6.875%	08/15/19	155	170,747

Wyndham Worldwide Corp.	6.000%	12/01/16	1,145	1,218,710

				1,389,457

Housewares & Specialties–0.2%
Fortune Brands, Inc.	6.375%	06/15/14	375	411,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Independent Power Producers & Energy Traders–0.7%
AES Corp.	8.000%	06/01/20	$1,055	$1,152,588

Indianapolis Power & Light Co.(a)	6.300%	07/01/13	255	278,140

NRG Energy, Inc.	8.500%	06/15/19	240	254,400

				1,685,128

Industrial Conglomerates–2.6%
General Electric Capital Corp.	6.000%	08/07/19	1,000	1,107,754

General Electric Co.	5.250%	12/06/17	1,330	1,461,762

Hutchison Whampoa International 10 Ltd. (Cayman Islands)(a)(b)	6.000%	12/29/49	2,290	2,295,725

NBC Universal, Inc.(a)	2.100%	04/01/14	375	373,165

NBC Universal, Inc.(a)	5.150%	04/30/20	210	217,627

NBC Universal, Inc.(a)	5.950%	04/01/41	355	356,519

				5,812,552

Industrial Machinery–0.0%
Cleaver-Brooks, Inc.(a)	12.250%	05/01/16	60	64,650

Integrated Oil & Gas–1.1%
Hess Corp.	5.600%	02/15/41	450	436,129

Lukoil International Finance BV (Netherlands)(a)	6.125%	11/09/20	960	972,959

Marathon Petroleum Corp.(a)	6.500%	03/01/41	565	574,861

Petrobras International Finance Co. (Cayman Islands)	5.375%	01/27/21	410	413,164

				2,397,113

Integrated Telecommunication Services–3.9%
AT&T Corp.	8.000%	11/15/31	86	109,358

CenturyTel, Inc.	6.150%	09/15/19	295	308,484

Deutsche Telekom International Finance BV (Netherlands)	6.000%	07/08/19	150	170,386

Deutsche Telekom International Finance BV (Netherlands)	6.750%	08/20/18	225	264,602

Deutsche Telekom International Finance BV (Netherlands)	8.750%	06/15/30	440	577,431

Integra Telecom Holdings, Inc.(a)	10.750%	04/15/16	40	43,600

Qtel International Finance Ltd. (Bermuda)(a)	3.375%	10/14/16	515	483,490

Qtel International Finance Ltd. (Bermuda)(a)	4.750%	02/16/21	250	234,625

Qwest Communications International, Inc.	7.125%	04/01/18	15	16,163

Qwest Corp.	6.875%	09/15/33	210	208,950

SBC Communications, Inc.	6.150%	09/15/34	1,185	1,201,977

Telecom Italia Capital SA (Luxembourg)	6.999%	06/04/18	1,850	1,999,605

Telecom Italia Capital SA (Luxembourg)	7.175%	06/18/19	230	250,263

Telefonica Emisiones SAU (Spain)	5.462%	02/16/21	880	896,734

Verizon Communications, Inc.	6.400%	02/15/38	200	214,270

Verizon Communications, Inc.	8.950%	03/01/39	1,360	1,894,666

				8,874,604

Internet Retail–0.7%
Expedia, Inc.	5.950%	08/15/20	1,555	1,581,590

Internet Software & Services–0.0%
Equinix, Inc.	8.125%	03/01/18	50	54,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Investment Banking & Brokerage–3.6%
Charles Schwab Corp.	4.450%	07/22/20	$875	$889,156

Goldman Sachs Group, Inc.	3.700%	08/01/15	615	624,041

Goldman Sachs Group, Inc.	6.250%	02/01/41	495	501,400

Goldman Sachs Group, Inc.	6.750%	10/01/37	1,320	1,351,021

Jefferies Group, Inc.	6.875%	04/15/21	710	763,813

Macquarie Group Ltd. (Australia)(a)	6.000%	01/14/20	1,095	1,118,330

Macquarie Group Ltd. (Australia)(a)	7.625%	08/13/19	498	559,034

Morgan Stanley	3.450%	11/02/15	1,000	985,162

Morgan Stanley	4.000%	07/24/15	1,000	1,019,832

Schwab Capital Trust I(b)	7.500%	11/15/37	385	405,509

				8,217,298

Leisure Facilities–0.1%
Speedway Motorsports, Inc.(a)	6.750%	02/01/19	10	10,175

Universal City Development Partners Ltd.	8.875%	11/15/15	150	164,625

				174,800

Life & Health Insurance–3.2%
Aegon NV (Netherlands)	4.625%	12/01/15	650	675,294

Aflac, Inc.	8.500%	05/15/19	540	671,016

MetLife, Inc.	6.817%	08/15/18	50	58,719

MetLife, Inc.	10.750%	08/01/39	785	1,089,188

Pacific LifeCorp(a)	6.000%	02/10/20	1,150	1,221,649

Prudential Financial, Inc.	4.750%	09/17/15	820	880,055

Prudential Financial, Inc.	6.200%	11/15/40	1,500	1,591,674

Prudential Financial, Inc.	6.625%	12/01/37	390	435,306

Prudential Financial, Inc.	7.375%	06/15/19	645	768,386

				7,391,287

Life Sciences Tools & Services–0.5%
Life Technologies Corp.	6.000%	03/01/20	610	664,913

Thermo Fisher Scientific, Inc.	4.500%	03/01/21	545	556,820

				1,221,733

Managed Health Care–0.4%
UnitedHealth Group, Inc.	3.875%	10/15/20	400	385,338

UnitedHealth Group, Inc.	5.950%	02/15/41	590	601,607

				986,945

Metal & Glass Containers–0.1%
Ardagh Packing Finance PLC (Ireland)(a)	7.375%	10/15/17	200	212,933

Movies & Entertainment–1.1%
AMC Entertainment, Inc.	8.750%	06/01/19	200	216,500

NAI Entertainment Holdings LLC(a)	8.250%	12/15/17	20	21,625

News America, Inc.(a)	6.150%	02/15/41	1,290	1,304,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Movies & Entertainment–(continued)

News America, Inc.	6.400%	12/15/35	$325	$341,750

Time Warner, Inc.	6.500%	11/15/36	675	712,678

				2,596,934

Multi-Line Insurance–1.4%
AIG SunAmerica Global Financing VI(a)	6.300%	05/10/11	795	804,142

American Financial Group, Inc.	9.875%	06/15/19	1,055	1,271,063

Health Care Service Corp.(a)	4.700%	01/15/21	530	537,614

Liberty Mutual Group, Inc.(a)	7.800%	03/15/37	450	452,250

				3,065,069

Multi-Utilities–0.9%
CMS Energy Corp.	6.300%	02/01/12	50	52,375

Consumers Energy Co.	5.800%	09/15/35	480	498,053

Dominion Resources, Inc.	2.250%	09/01/15	500	488,776

Dominion Resources, Inc.	7.000%	06/15/38	315	371,662

Nisource Finance Corp.	6.800%	01/15/19	535	616,406

				2,027,272

Office REIT’s–0.7%
Digital Realty Trust LP	4.500%	07/15/15	1,525	1,576,327

Office Services & Supplies–0.8%
Steelcase, Inc.	6.375%	02/15/21	1,730	1,776,954

Oil & Gas Drilling–0.9%
Transocean, Inc. (Switzerland)	4.950%	11/15/15	1,985	2,101,769

Oil & Gas Exploration & Production–2.8%
Anadarko Petroleum Corp.	6.375%	09/15/17	1,670	1,860,116

Chaparral Energy, Inc.(a)	8.250%	09/01/21	65	66,625

Chesapeake Energy Corp.	6.125%	02/15/21	5	5,106

Chesapeake Energy Corp.	6.625%	08/15/20	70	74,112

Comstock Resources, Inc.	7.750%	04/01/19	45	45,000

Empresa Nacional de Petroleo (Chile)(a)	5.250%	08/10/20	365	361,272

EnCana Corp. (Canada)	6.500%	02/01/38	945	1,025,986

EOG Resources, Inc.	4.100%	02/01/21	475	461,072

Forest Oil Corp.	7.250%	06/15/19	80	83,200

Gaz Capital SA (Luxembourg)(a)	6.510%	03/07/22	265	273,626

Newfield Exploration Co.	7.125%	05/15/18	290	311,025

Petrohawk Energy Corp.(a)	7.250%	08/15/18	15	15,600

Petrohawk Energy Corp.	7.250%	08/15/18	100	103,875

Petroleos Mexicanos (Mexico)	5.500%	01/21/21	630	637,151

Pioneer Natural Resources Co.	6.650%	03/15/17	145	156,963

Plains Exploration & Production Co.	7.625%	06/01/18	320	343,600

Range Resources Corp.	7.500%	05/15/16	500	522,500

SM Energy Co.(a)	6.625%	02/15/19	20	20,300

				6,367,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Oil & Gas Refining & Marketing–0.1%
Tesoro Corp.	6.500%	06/01/17	$85	$87,656

United Refining Co.	10.500%	08/15/12	15	15,047

United Refining Co.(a)	10.500%	02/28/18	70	69,650

				172,353

Oil & Gas Storage & Transportation–2.9%
Copano Energy LLC	8.125%	03/01/16	110	114,950

Enterprise Products Operating LLC	5.250%	01/31/20	250	259,597

Enterprise Products Operating LLC	5.600%	10/15/14	720	797,516

Enterprise Products Operating LLC	6.450%	09/01/40	1,250	1,309,665

Inergy LP / Inergy Finance Corp.(a)	6.875%	08/01/21	35	36,006

Kinder Morgan Energy Partners LP	5.850%	09/15/12	560	598,419

Kinder Morgan Finance Co. (Canada)	5.700%	01/05/16	585	611,325

MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	6.500%	08/15/21	85	85,106

Overseas Shipholding Group, Inc.	8.125%	03/30/18	105	105,263

Regency Energy Partners LP	6.875%	12/01/18	95	99,394

Spectra Energy Capital LLC	5.668%	08/15/14	500	551,568

Texas Eastern Transmission LP	7.000%	07/15/32	755	889,370

Williams Partners LP	7.250%	02/01/17	1,000	1,168,543

				6,626,722

Other Diversified Financial Services–7.0%
Bank of America Corp.	3.700%	09/01/15	500	505,394

Bank of America Corp.	5.650%	05/01/18	800	845,853

Bank of America Corp.	7.625%	06/01/19	695	814,149

Bear Stearns Cos., LLC	5.550%	01/22/17	1,030	1,102,777

Bear Stearns Cos., LLC	6.400%	10/02/17	315	357,729

Bear Stearns Cos., LLC	7.250%	02/01/18	680	801,303

Citigroup, Inc.	6.125%	05/15/18	1,450	1,587,065

ERAC USA Finance LLC(a)	2.750%	07/01/13	555	568,192

ERAC USA Finance LLC(a)	5.800%	10/15/12	200	213,448

General Electric Capital Corp.	5.500%	01/08/20	320	341,377

ING Bank NV (Netherlands)(a)	3.000%	09/01/15	510	499,418

International Lease Finance Corp.(a)	6.500%	09/01/14	2,970	3,189,780

International Lease Finance Corp.	8.250%	12/15/20	450	501,750

JPMorgan Chase & Co.	3.450%	03/01/16	270	271,562

JPMorgan Chase Capital XXVII	7.000%	11/01/39	2,165	2,280,366

Merrill Lynch & Co., Inc.	7.750%	05/14/38	765	867,490

VTB Bank OJSC Via VTB Capital SA (Luxembourg)(a)	6.315%	02/22/18	1,190	1,206,946

				15,954,599

Packaged Foods & Meats–1.3%
Blue Merger Sub, Inc.(a)	7.625%	02/15/19	35	35,612

Grupo Bimbo SAB de CV (Mexico)(a)	4.875%	06/30/20	505	500,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Packaged Foods & Meats–(continued)

Kraft Foods, Inc.	6.875%	02/01/38	$1,255	$1,413,317

Kraft Foods, Inc.	6.875%	01/26/39	850	957,467

				2,906,426

Paper Products–0.8%
Clearwater Paper Corp.(a)	7.125%	11/01/18	30	31,350

International Paper Co.	7.950%	06/15/18	1,000	1,221,074

International Paper Co.	9.375%	05/15/19	375	490,782

P.H. Glatfelter Co.	7.125%	05/01/16	45	46,856

				1,790,062

Pharmaceuticals–0.1%
Valeant Pharmaceuticals International(a)	6.750%	10/01/17	85	88,400

Wyeth	6.450%	02/01/24	120	142,412

				230,812

Property & Casualty Insurance–1.2%
CNA Financial Corp.	7.350%	11/15/19	1,100	1,257,693

WR Berkley Corp.	7.375%	09/15/19	600	683,601

XL Group PLC (Ireland)	5.250%	09/15/14	710	752,891

				2,694,185

Railroads–1.0%
Canadian Pacific Railway Co. (Canada)	4.450%	03/15/23	225	218,960

CSX Corp.	5.500%	04/15/41	1,250	1,228,339

CSX Corp.	6.150%	05/01/37	770	827,731

				2,275,030

Regional Banks–2.0%
BB&T Corp.	3.200%	03/15/16	885	883,770

CIT Group, Inc.	7.000%	05/01/17	210	212,625

Nationwide Building Society (United Kingdom)(a)	6.250%	02/25/20	1,030	1,072,999

Regions Financial Corp.	5.750%	06/15/15	2,080	2,087,800

Synovus Financial Corp.	5.125%	06/15/17	35	32,900

Zions Bancorporation	6.000%	09/15/15	195	197,925

				4,488,019

Research & Consulting Services–0.5%
Novant Health, Inc.	5.850%	11/01/19	1,000	1,061,179

Restaurants–0.4%
Yum! Brands, Inc.	6.875%	11/15/37	780	890,611

Retail REIT’s–0.5%
WEA Finance LLC(a)	6.750%	09/02/19	1,050	1,201,521

Semiconductors–0.1%
Freescale Semiconductor, Inc.(a)	9.250%	04/15/18	170	189,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Soft Drinks–0.3%
Coca-Cola Enterprises, Inc.	1.125%	11/12/13	$750	$741,315

Specialized Finance–1.4%
Moody’s Corp.	5.500%	09/01/20	1,120	1,132,903

NASDAQ OMX Group, Inc.	5.550%	01/15/20	730	734,903

National Rural Utilities Cooperative Finance Corp.	1.900%	11/01/15	500	484,504

National Rural Utilities Cooperative Finance Corp.	3.050%	03/01/16	720	728,872

				3,081,182

Specialized REIT’s–1.1%
Entertainment Properties Trust(a)	7.750%	07/15/20	1,250	1,334,542

HCP, Inc.	3.750%	02/01/16	265	267,690

HCP, Inc.	5.375%	02/01/21	225	230,696

Senior Housing Properties Trust	4.300%	01/15/16	755	743,203

				2,576,131

Specialty Chemicals–0.0%
PolyOne Corp.	7.375%	09/15/20	45	47,813

Specialty Stores–0.0%
Michaels Stores, Inc.(a)	7.750%	11/01/18	20	20,750

Steel–1.9%
AK Steel Corp.	7.625%	05/15/20	50	51,500

ArcelorMittal (Luxembourg)	3.750%	08/05/15	970	980,702

ArcelorMittal (Luxembourg)	5.500%	03/01/21	135	134,132

ArcelorMittal (Luxembourg)	6.750%	03/01/41	135	133,888

ArcelorMittal (Luxembourg)	7.000%	10/15/39	625	655,825

ArcelorMittal (Luxembourg)	9.850%	06/01/19	770	991,076

United States Steel Corp.	7.000%	02/01/18	70	73,325

Vale Overseas Ltd. (Cayman Islands)	5.625%	09/15/19	545	579,662

Vale Overseas Ltd. (Cayman Islands)	6.875%	11/10/39	580	629,383

				4,229,493

Systems Software–0.2%
Allen Systems Group, Inc.(a)	10.500%	11/15/16	120	124,500

Symantec Corp.	4.200%	09/15/20	305	288,604

				413,104

Technology Distributors–0.5%
Avnet, Inc.	5.875%	06/15/20	1,200	1,210,150

Textiles–0.1%
Levi Strauss & Co.	7.625%	05/15/20	260	270,400

Tobacco–0.9%
Altria Group, Inc.	4.125%	09/11/15	1,000	1,043,081

Altria Group, Inc.	9.700%	11/10/18	340	447,759

Altria Group, Inc.	10.200%	02/06/39	410	585,681

				2,076,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Trading Companies & Distributors–0.0%
H&E Equipment Services, Inc.	8.375%	07/15/16	$40	$41,900

RSC Equipment Rental, Inc. / RSC Holdings III LLC(a)	8.250%	02/01/21	20	21,200

				63,100

Trucking–0.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	8.250%	01/15/19	30	32,025

Hertz Corp.(a)	6.750%	04/15/19	10	10,225

Hertz Corp.(a)	7.375%	01/15/21	35	36,662

Sunstate Equipment Co., LLC(a)	10.500%	04/01/13	20	19,700

				98,612

Wireless Telecommunication Services–1.5%
American Tower Corp.	4.500%	01/15/18	515	510,820

American Tower Corp.	4.625%	04/01/15	820	856,286

Cricket Communications, Inc.	7.750%	10/15/20	115	110,975

Crown Castle Towers LLC(a)	4.883%	08/15/20	1,215	1,227,150

MetroPCS Wireless, Inc.	6.625%	11/15/20	65	63,294

MetroPCS Wireless, Inc.	7.875%	09/01/18	20	21,012

SBA Telecommunications, Inc.	8.250%	08/15/19	250	277,500

Sprint Capital Corp.	6.900%	05/01/19	205	207,819

Wind Acquisition Finance SA (Luxembourg)(a)	11.750%	07/15/17	150	173,250

				3,448,106

Total Corporate Bonds–95.6%				217,667,352

Municipal Bonds–1.8%
California–0.3%
Alameda County CA Joint Powers	7.046%	12/01/44	530	528,972

California State Taxable Various Purpose 3	5.950%	04/01/16	230	247,395

				776,367

Georgia–0.4%
Municipal Electric Authority of GA	6.637%	04/01/57	1,000	1,008,000

Kentucky–0.4%
Kentucky Asset / Liability Commission Funding Notes	3.165%	04/01/18	870	856,602

New Jersey–0.5%
New Jersey State Transportation Trust Fund Authority	5.754%	12/15/28	1,040	1,014,364

New York–0.2%
New York, NY City Transitional Finance Authority	5.572%	11/01/38	525	516,369

Total Municipal Bonds–1.8%				4,171,702

Collateralized Mortgage Obligations–1.8%
Bear Stearns Commercial Mortgage Securities(b)	5.471%	01/12/45	700	754,597

Commercial Mortgage Pass Through Certificates(a)(b)	0.355%	06/15/22	427	417,242

GS Mortgage Securities Corp. II(a)(b)	5.635%	08/10/43	1,000	1,041,826

LB-UBS Commercial Mortgage Trust	5.372%	09/15/39	760	818,645

PNC Mortgage Acceptance Corp., Class A	6.360%	03/12/34	296	295,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Bond Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Collateralized Mortgage Obligations–(continued)

TIAA Seasoned Commercial Mortgage Trust, Class A2(b)	5.766%	08/15/39	$635	$662,987

Total Collateralized Mortgage Obligations–1.8%				3,991,176

Total Long-Term Investments–99.2% (Cost $215,154,325)				225,830,230

United States Government Agency Obligations–0.1%
United States Treasury Bills ($250,000 par, yielding 6.257%, 04/28/11 Maturity) (Cost $249,932)(d)				249,932

TOTAL INVESTMENTS–99.3% (Cost $215,404,257)				226,080,162

OTHER ASSETS IN EXCESS OF LIABILITIES–0.7%				1,718,217

NET ASSETS–100.0%				$227,798,379

Investment Abbreviation:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $53,723,212, which represented 23.58% of the Fund’s Net Assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(c)	Payment-in-kind security.
(d)	All or a portion of this security has been physically segregated in connection with open futures contracts (See Note 1L and 4).

Futures contracts outstanding as of February 28, 2011:

		Unrealized
	Number of	Appreciation
	Contracts	(Depreciation)

Long Contracts:
U.S. Treasury Bonds 30-Year Futures, June 2011 (Current Notional Value of $120,344 per contract)	11	$29,625

U.S. Treasury Bonds Ultra Long Futures, June 2011 (Current Notional Value of $123,594 per contract)	32	134,683

U.S. Treasury Notes 5-Year Futures, June 2011 (Current Notional Value of $116,938 per contract)	462	171,289

Total Long Contracts	505	335,597

Short Contracts:
U.S. Treasury Notes 10-Year Futures, June 2011 (Current Notional Value of $119,047 per contract)	338	(43,537)

Total Futures Contracts	843	$292,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Bond Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments, at value (Cost $215,404,257)	$226,080,162

Receivables:
Interest	3,262,945

Investment sold	2,266,396

Variation margin on futures	70,719

Dividends	332

Total assets	231,680,554

Liabilities:
Payables:
Investments purchased	3,141,273

Custodian bank	558,505

Accrued other operating expenses	147,460

Income distributions	34,790

Accrued fees to affiliates	147

Total liabilities	3,882,175

Net assets	$227,798,379

Net asset value ($227,798,379 divided by 11,335,939 shares outstanding)	$20.10

Net assets consist of:
Shares of beneficial interest ($1.00 par value with 15,000,000 shares authorized, 11,335,939 shares issued and outstanding)	$218,509,250

Net unrealized appreciation	10,967,965

Accumulated undistributed net investment income (loss)	(395,570)

Accumulated net realized gain (loss)	(1,283,266)

Net assets	$227,798,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Bond Fund

Statement of Operations

For the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010

	Eight months
	ended	Year ended
	February 28,	June 30,
	2011	2010

Investment income:
Interest	$7,774,353	$13,069,326

Dividends from affiliated money market funds	12,510	-0-

Other	-0-	180

Total income	7,786,863	13,069,506

Expenses:
Advisory fees	637,723	916,899

Professional fees	45,564	58,040

Administrative services fees	34,923	74,147

Transfer agent fees	30,137	72,423

Custodian fees	11,472	28,375

Trustees’ and officers’ fees and benefits	12,849	42,005

Other	28,042	91,543

Total expenses	800,710	1,283,432

Less: Fees waived and/or expenses reimbursed	11,080	-0-

Net expenses	789,630	1,283,432

Net investment income	6,997,233	11,786,074

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	9,110,127	9,701,249

Futures contracts	(749,512)	(1,038,011)

Swap agreements	-0-	(3,150,276)

Net realized gain	8,360,615	5,512,962

Unrealized appreciation (depreciation):
Beginning of the period	14,816,514	147,892

End of the period:
Investments	10,675,905	15,191,417

Futures contracts	292,060	(374,903)

	10,967,965	14,816,514

Net unrealized appreciation (depreciation) during the period	(3,848,549)	14,668,622

Net realized and unrealized gain	4,512,066	20,181,584

Net increase in net assets from operations	$11,509,299	$31,967,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Bond Fund

Statement of Changes in Net Assets

For the period July 1, 2010 to February 28, 2011 and the years ended June 30, 2010 and 2009

	Eight months
	ended	Year ended	Year ended
	February 28,	June 30,	June 30,
	2011	2010	2009

From operations:
Net investment income	$6,997,233	$11,786,074	$10,689,248

Net realized gain (loss)	8,360,615	5,512,962	(4,188,353)

Net unrealized appreciation (depreciation) during the period	(3,848,549)	14,668,622	1,673,676

Change in net assets from operations	11,509,299	31,967,658	8,174,571

Distributions from net investment income	(7,424,263)	(11,609,494)	(12,666,941)

Net change in net assets from operations	4,085,036	20,358,164	(4,492,370)

From capital transactions:
Value of common shares issued through dividend reinvestment	107,791	261,395	140,312

Total increase (decrease) in net assets	4,192,827	20,619,559	(4,352,058)

Net Assets:
Beginning of the period	223,605,552	202,985,993	207,338,051

End of the period (including accumulated undistributed net investment income (loss) of $(395,570), $(263,263), and $(411,091), respectively)	$227,798,379	$223,605,552	$202,985,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Bond Fund

Financial Highlights

  The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Eight months
	ended		Year ended June 30,
	February 28, 2011		2010	2009	2008	2007	2006

Net asset value, beginning of the period	$19.73		$17.94	$18.33	$18.70	$18.59	$19.69

Net investment income(a)	0.62		1.04	0.95	0.92	0.90	0.89

Net realized and unrealized gain (loss)	0.41		1.78	(0.22)	(0.37)	0.15	(1.03)

Total income (loss) from investment operations	1.03		2.82	0.73	0.55	1.05	(0.14)

Less distributions from net investment income	0.66		1.03	1.12	0.92	0.94	0.96

Net asset value, end of the period	$20.10		$19.73	$17.94	$18.33	$18.70	$18.59

Market value end of the period	$18.30		$19.65	$17.12	$16.62	$16.84	$16.40

Total return at net asset value(b)	5.35%

Total return at market value(c)	(3.69)%		21.02%	10.29%	4.17%	8.38%	(2.59)%

Net assets at end of the period (000’s omitted)	227,798		223,606	202,986	207,338	211,418	211,225

Ratio of expenses to average net assets with fee waivers and/or expense reimbursements	0.52	%(d)	N/A	N/A	N/A	N/A	N/A

Ratio of expenses to average net assets without fee waivers and/or expense reimbursements	0.53	%(d)	0.59%	0.58%	0.61%	0.57%	0.59%

Ratio of net investment income to average net assets	4.61	%(d)	5.40%	5.54%	4.82%	4.72%	4.61%

Portfolio turnover(e)	79%		77%	59%	111%	188%	64%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average net assets (000’s omitted) of $228,067.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “Transaction”), the Fund changed its name from Van Kampen Bond Fund to Invesco Van Kampen Bond Fund.
  On February 28, 2011, the Fund’s fiscal year-end changed from June 30 to February 28.
  The Fund’s investment objective is to seek interest income while conserving capital.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

23        Invesco Van Kampen Bond Fund

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

24        Invesco Van Kampen Bond Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
H.	Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any

25        Invesco Van Kampen Bond Fund

swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Over $500 million	0.35%

  Prior to the Transaction, the Fund paid an advisory fee of $840,427 to Van Kampen Asset Management based on the annual rates above of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses (excluding certain items discussed below) to 0.58%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. For the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010, the Adviser did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010, the Adviser waived advisory fees of $11,080 and $0, respectively.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Prior to the Transaction under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Inc. provided accounting services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $69,973 to Van Kampen Investments Inc. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

26        Invesco Van Kampen Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period July 1, 2010 to February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Corporate Bonds	$—	$217,667,352	$—	$217,667,352

Collateralized Mortgage Obligations	—	3,991,176	—	3,991,176

Municipal Bonds	—	4,171,702	—	4,171,702

United States Government Agency Obligations	—	249,932	—	249,932

Futures Contracts	335,597	—	—	335,597

Total Investments in an Asset Position	$335,597	$226,080,162	$—	$226,415,759

Investments in a Liability Position
Futures Contracts	$(43,537)	$—	$—	$(43,537)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$335,597	$(43,537)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

27        Invesco Van Kampen Bond Fund

	Location of Gain (Loss) on
	Statement of Operations
	Futures Contracts*
	Eight months ended	Year ended
	February 28, 2011*	June 30, 2010

Realized Gain (Loss)
Interest rate risk	$(749,512)	$(1,038,011)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	666,963	(377,032)

Total	$(82,549)	$(1,415,043)

*	The average notional value of futures contracts outstanding during the period was $14,762,500.

	Location of Gain (Loss) on
	Statement of Operations
	Swap Agreements
	Eight months ended	Year ended
	February 28, 2011	June 30, 2010

Realized Gain (Loss)
Interest rate risk	$-0-	$(2,884,195)
Credit risk	-0-	(266,081)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	-0-	1,022,285
Credit risk	-0-	35,751

Total	$-0-	$(2,092,240)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  For the period July 1, 2010 to February 28, 2011 and the year ended June 30, 2010, the Fund paid legal fees of $14,314 and $16,300, respectively, for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP, as legal counsel to the Fund. A member of that firm is a Trustee of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period July 1, 2010 to February 28, 2011 and the years ended June 30, 2010 and 2009:

	Eight months ended	Year ended	Year ended
	February 28, 2011	June 30, 2010	June 30, 2009

Ordinary income	$7,424,263	$11,609,494	$12,709,428

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$123,396

Net unrealized appreciation — investments	10,156,937

Capital loss carryforward	(991,204)

Shares of beneficial interest	218,509,250

Total net assets	$227,798,379

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond amortization.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

28        Invesco Van Kampen Bond Fund

  The Fund utilized $8,711,919 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$991,204

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period July 1, 2010 to February 28, 2011 was $191,996,750 and $170,389,931, respectively. The cost of purchases and proceeds from sales of long-term U.S. Government securities, including paydowns on mortgage-backed securities for the period were $0 and $1,828,992, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,290,840

Aggregate unrealized (depreciation) of investment securities	(1,133,903)

Net unrealized appreciation of investment securities	$10,156,937

Cost of investments for tax purposes is $215,923,225.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond amortization, on February 28, 2011, accumulated undistributed net investment income (loss) was increased by $294,723 and accumulated net realized gain (loss) was decreased by $294,723. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Eight months ended	Year ended	Year ended
	February 28, 2011	June 30, 2010	June 30, 2009

Beginning shares	11,330,647	11,317,176	11,308,623

Shares Issued Through Dividend Reinvestment	5,292	13,471	8,553

Ending shares	11,335,939	11,330,647	11,317,176

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2011:

	Amount	Record	Payable
Declaration Date	Per Share	Date	Date

March 1, 2011	$0.08	March 15, 2011	March 31, 2011

April 1, 2011	0.08	April 15, 2011	April 29, 2011

29        Invesco Van Kampen Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Bond Fund (hereafter referred to as the “Fund”) at February 28, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period ended February 28, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

30        Invesco Van Kampen Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.16%
Corporate Dividends Received Deduction*	0.16%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Van Kampen Bond Fund

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (‘‘Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1997	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other Directorship(s)
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Held by Trustee
Position(s) Held with the	Officer		Fund Complex
Trust	Since		Overseen by
			Trustee

Independent Trustees

Linda Hutton Heagy – 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy – 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr – 1935 Trustee	1997	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson – 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein – 1940 Trustee	1997	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. – 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other Directorship(s)
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Held by Trustee
Position(s) Held with the	Officer		Fund Complex
Trust	Since		Overseen by
Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley – 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other Directorship(s)
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Held by Trustee
Position(s) Held with the	Officer		Fund Complex
Trust	Since		Overseen by
Trustee

Other Officers

Karen Dunn Kelley – 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris – 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek – 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane – 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom , LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-02090.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-BOND-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	2/28/2011 Pursuant	Services Rendered	year end 6/30/2010
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	2/28/2011	Requirement(1)	6/30/2010	Requirement(1)
Audit Fees	$26,250	N/A	$35,000	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$2,800	0%	$6,000	0%
All Other Fees(3)	$1,667	0%	$0	0%

Total Fees	$30,717	0%	$41,000	0%
PWC billed the Registrant aggregate non-audit fees of $4,467 for the fiscal year ended February 28, 2011, and $6,000 for the fiscal year ended June 30, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end June 30, 2010 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2/28/2011	Provided for fiscal	year end 6/30/2010	Provided for fiscal
	That Were Required	year end 2/28/2011	That Were Required	year end 6/30/2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended June 30, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.

•	John Craddock, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 1999.

•	Peter Ehret, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2001.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Bond Fund
Chuck Burge	None	17	$16,623.9	7	$3,060.9	1	$5,070.7
John Craddock	None	11	$2,621.9	None	None	None	None
Peter Ehret	None	13	$2,918.6	1	$23.8	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically,

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Van Kampen Bond Fund

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date: May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date: May 9, 2011

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date: May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.